SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 27, 2003

SAFEGUARD SCIENTIFICS, INC

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	1-5620	23-1609753

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA	19087-1945

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index
PRESS RELEASE DATED FEBRUARY 27, 2003

ITEM 9. Regulation FD Disclosure.

     On February 27, 2003, Safeguard Scientifics, Inc. (“Safeguard”) issued a press release setting forth Safeguard’s financial information for the quarter and the year ended December 31, 2002. A copy of Safeguard’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: February 27, 2003	By:	/s/ N. Jeffrey Klauder
N. Jeffrey Klauder Managing Director and General Counsel

Exhibit Index

99.1	Press release dated February 27, 2003 issued by Safeguard Scientifics, Inc.